United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 11, 2007

TRANSGENOMIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30975
(State of Formation)	(Commission File Number)

911789357

(IRS Employer Identification Number)

12325 Emmet Street Omaha, NE	68164
(Address of principal executive offices)	(Zip Code)

(402) 452-5400

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

Item 7.01.	Regulation FD Disclosure.

Beginning on December 11, 2007, representatives of Transgenomic, Inc. (the “Registrant”) met with certain parties described in Rule 100(b)(1) of Regulation FD. A copy of certain materials used in connection with such meetings is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information referenced in this Current Report on Form 8-K (including Exhibit 99.1) is being “furnished” under this Item 7.01 and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Meeting Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSGENOMIC, INC.

By	/s/ Craig J. Tuttle
Craig J. Tuttle
Chief Executive Officer

December 11, 2007

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